UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 29, 2019

MEDICAL INNOVATION HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Colorado	000-27211	84-1469319
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5805 State Bridge Road, Suite G-328, Duluth, GA 30097

(Address of Principal Executive Offices)

(866) 883-3793

(Registrant's Telephone Number, Including Area Code)

_______________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b): None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Effective June 29, 2019, Medical Innovation Holdings, Inc. (the “Company”) engaged Prager Metis CPAs LLC of Hackensack, NJ as the Independent Registered Public Accountant to Audit the Company’s financial statements for the fiscal year ending April 30, 2018. The decision to change accountants was approved by the Company’s Board of Directors.

The engagement, effective June 29, 2019, of Prager Metis CPAs LLC as the new Independent Registered Public Accountant for the Company was necessary due to the resignation effective May 31, 2019 of MJF & Associates, the principal accountant which audited the Company’s financial statements for the fiscal year ended April 30, 2017, and which also had reviewed the Company’s previously filed quarterly reports on Form 10-Q for the periods ended July 31, 2017, October 31, 2017 and January 31, 2018. The audit report by MJF & Associates on the financial statements of the Company for the fiscal year ended April 30, 2017 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the opinion was qualified for the ability of the Company to continue as a going concern.

During the Company's fiscal year ended April 30, 2018, and the period from May 1, 2018 through May 31, 2019 (i) there were no disagreements with MJF & Associates on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to MJF & Associates satisfaction, would have caused MJF & Associates to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

A letter addressed to the Commission stating whether MJF & Associates agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree is attached hereto as Exhibit 16.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

No.	Exhibits
16.1	Letter dated June 29, 2019 to the Securities and Exchange Commission from MJF & Associates

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medical Innovation Holdings, Inc.

By:

/s/ Ray De Motte

____________________

Ray De Motte

Title: CFO

Date: July 2, 2019